UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21411

Eaton Vance Senior Floating-Rate Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2016

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Senior Floating-Rate Trust (EFR)

Annual Report

October 31, 2016

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2016

Eaton Vance

Senior Floating-Rate Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	42

Federal Tax Information	43

Annual Meeting of Shareholders	44

Dividend Reinvestment Plan	45

Management and Organization	47

Important Notices	50

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market delivered solid performance for the 12-month period ended October 31, 2016, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 6.53% during the period. Positive returns for the asset class were driven by income and by price appreciation in the latter part of the period.

The first four months of the period, however, were difficult for the loan market. Volatility and price declines, which had started the previous spring, continued through February of 2016. The downturn was in part driven by technical factors, as loan supply exceeded demand. Loan mutual funds experienced net outflows as investors appeared to display a decreased appetite for risk.

Tumbling oil and gas prices also weighed on the loan market, even though energy loans represent a small portion of the S&P/LSTA Leveraged Loan Index. Significant redemptions from high yield bond funds, which have tended to own floating-rate loans as well, put further pressure on loan prices.

But in late February and early March of 2016, the loan market began a rally that would continue through the end of the period. Several factors drove the turnaround. Stabilizing commodity prices ended the rout in the energy sector. After months of falling prices, loan valuations appeared to become more attractive to investors. Increasing anticipation of a potential rate hike by the Federal Reserve Board (the Fed) made loans an appealing asset class. Technical factors contributed as well, with growing demand surpassing supply and inflows into high yield funds adding to loan demand. In late March of 2016, mutual fund flows turned positive for the first time in the period. Loan prices in the S&P/LSTA Leveraged Loan Index appreciated during every month from March 2016 through the end of the period, except for a modest downturn in June that appeared to be driven by “Brexit” fears.

With the U.S. economy continuing its low-growth recovery during the period, stable corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.95%, well below the market’s long-term average of 3.10%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended October 31, 2016, Eaton Vance Senior Floating-Rate Trust (the Fund) had a total return of 11.31% at net asset value (NAV). By comparison, the Fund’s benchmark, the S&P/LSTA Leveraged Loan Index (the Index), returned 6.53% for the period. The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses or leverage.

For the 12-month period, BB-rated8 loans in the Index returned 5.16%, B-rated loans in the Index returned 6.77%, CCC-rated loans in the Index returned 14.48% and D-rated (defaulted) loans in the Index returned 11.04%. An underweight to higher-credit risk CCC- and D-rated loans detracted from Fund performance versus the benchmark during the period. At the same time, the Fund’s overweight to higher-quality loans in the B-rated range contributed to Fund performance versus the Index.

The Fund’s exposure to high-yield bonds, which outperformed the loan market during the period, also helped relative results versus the Index, which does not include high-yield bonds.

In addition, the Fund’s employment of investment leverage6 contributed to relative Fund performance versus the Index, which does not employ leverage. During the 12-month period, leverage amplified both the positive coupon yield and price appreciation in the loan market.

A tailwind related to issuer size contributed to Fund performance versus the Index as well. Positioning in larger loans was a relative contributor to Fund performance versus the Index.

On a sector-level basis, the Fund’s overweights to the oil and gas and the nonferrous metals/minerals sectors, two areas that outperformed the Index as commodity prices recovered during the period, contributed to relative results versus the Index. The Fund’s underweight to utilities also contributed to relative performance versus the Index. In contrast, the Fund’s underweight to lodging and casinos, a sector that outperformed the Index during the period, detracted from performance versus the Index. The Fund’s overweight to food products, a relatively defensive sector that underperformed the Index, detracted from performance relative to the Index as well.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Peter M. Campo, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	11/28/2003	11.31%	6.96%	5.36%
Fund at Market Price	—	17.27	6.44	5.10
S&P/LSTA Leveraged Loan Index	—	6.53%	4.82%	4.62%

% Premium/Discount to NAV[4]
				–4.78%

Distributions[5]
Total Distributions per share for the period				$0.941
Distribution Rate at NAV				6.38%
Distribution Rate at Market Price				6.70%

% Total Leverage[6]
Auction Preferred Shares (APS)				11.40%
Borrowings				23.53

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.2%

Asurion, LLC	1.1

Valeant Pharmaceuticals International, Inc.	1.1

TransDigm, Inc.	1.0

Calpine Corporation	0.9

Intelsat Jackson Holdings S.A.	0.9

Community Health Systems, Inc.	0.9

EIG Investors Corp.	0.8

Avago Technologies Cayman, Ltd.	0.8

Jaguar Holding Company II	0.8

Total	9.5%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Health Care	9.1%

Electronics/Electrical	8.7

Business Equipment and Services	7.4

Chemicals and Plastics	5.4

Retailers (Except Food and Drug)	4.5

Industrial Equipment	4.0

Lodging and Casinos	4.0

Drugs	3.8

Leisure Goods/Activities/Movies	3.8

Oil and Gas	3.1

Total	53.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Included in the average annual total return at NAV is the impact of the tender and repurchase of a portion of the Fund’s APS at 95% of the Fund’s APS per share liquidation preference. Had this transaction not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments

Senior Floating-Rate Loans — 136.1%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.4%
BE Aerospace, Inc.
Term Loan, 3.82%, Maturing December 16, 2021		962	$973,056
IAP Worldwide Services, Inc.
Revolving Loan, 1.53%, Maturing July 18, 2018(2)		311	297,693
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		421	336,768
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019		1,967	1,818,690
TransDigm, Inc.
Term Loan, 3.82%, Maturing February 28, 2020		2,610	2,612,088
Term Loan, 3.83%, Maturing June 4, 2021		1,784	1,782,266
Term Loan, 3.75%, Maturing June 9, 2023		4,333	4,324,015
Wesco Aircraft Hardware Corp.
Term Loan, 3.29%, Maturing September 23, 2021		975	973,781

			$13,118,357

Air Transport — 0.4%
Virgin America, Inc.
Term Loan, 5.36%, Maturing April 4, 2019		2,350	$2,385,250

			$2,385,250

Automotive — 3.0%
Allison Transmission, Inc.
Term Loan, 3.25%, Maturing September 23, 2022		1	$1,460
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021		1,132	1,136,754
Term Loan, Maturing October 26, 2023(4)		75	75,375
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019		975	977,438
FCA US, LLC
Term Loan, 3.50%, Maturing May 24, 2017		1,668	1,671,419
Term Loan, 3.25%, Maturing December 31, 2018		1,209	1,211,004
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021		3,837	3,723,505
Horizon Global Corporation
Term Loan, 7.00%, Maturing June 30, 2021		795	798,295
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021		2,085	2,096,423
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	EUR	792	877,659
Term Loan, 4.50%, Maturing June 30, 2022		1,188	1,191,950

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	1,348	$1,348,486
Tweddle Group, Inc.
Term Loan, Maturing October 13, 2023(4)	800	788,000
Visteon Corporation
Term Loan, 3.55%, Maturing April 9, 2021	627	629,565

		$16,527,333

Beverage and Tobacco — 0.3%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	1,182	$1,004,308
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	1,000	805,000

		$1,809,308

Brokerage / Securities Dealers / Investment Houses — 0.8%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing May 25, 2023	1,017	$1,019,778
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	2,897	2,346,433
Astro AB Borrower, Inc.
Term Loan - Second Lien, 9.75%, Maturing March 3, 2023	275	269,500
Salient Partners L.P.
Term Loan, 9.50%, Maturing May 19, 2021	765	732,807

		$4,368,518

Building and Development — 3.0%
American Bath Group, LLC
Term Loan, 6.75%, Maturing September 30, 2023	800	$802,000
American Builders & Contractors Supply Co.
Term Loan, Maturing October 31, 2023(4)	2,675	2,690,047
Auction.com, LLC
Term Loan, 6.00%, Maturing May 12, 2019	1,010	1,015,935
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	1,899	1,910,694
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	3,562	3,562,462
Headwaters, Incorporated
Term Loan, 4.00%, Maturing March 24, 2022	397	399,290
Henry Company, LLC
Term Loan, 5.50%, Maturing October 5, 2023	300	302,250
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	1,047	1,052,039

6	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Building and Development (continued)
RE/MAX International, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,393	$1,393,770
Realogy Corporation
Term Loan, 3.75%, Maturing July 20, 2022	571	576,187
Summit Materials Companies I, LLC
Term Loan, 4.00%, Maturing July 17, 2022	617	622,298
WireCo WorldGroup, Inc.
Term Loan, 6.50%, Maturing July 13, 2023	575	577,875
Term Loan - Second Lien, 10.00%, Maturing July 20, 2024	1,350	1,356,750

		$16,261,597

Business Equipment and Services — 11.5%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	2,985	$2,877,813
AlixPartners, LLP
Term Loan, 4.00%, Maturing July 28, 2022	2,039	2,047,259
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	1,670	1,620,148
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	802	802,215
Camelot UK Holdco Limited
Term Loan, 4.75%, Maturing October 3, 2023	1,150	1,153,054
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	409	409,615
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	602	591,610
Corporate Capital Trust, Inc.
Term Loan, 4.13%, Maturing May 20, 2019	926	929,723
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	272	273,260
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	1,147	820,094
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020	266	73,116
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020	497	27,337
EIG Investors Corp.
Term Loan, 6.48%, Maturing November 9, 2019	4,495	4,389,438
Term Loan, 6.00%, Maturing February 9, 2023	2,985	2,804,826
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018	1,390	1,394,342
Extreme Reach, Inc.
Term Loan, 7.25%, Maturing February 7, 2020	2,403	2,412,582

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Garda World Security Corporation
Term Loan, 4.75%, Maturing November 6, 2020	CAD	2,766	$1,979,353
Global Payments, Inc.
Term Loan, 3.03%, Maturing April 22, 2023		350	352,207
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		2,218	2,238,361
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		3,142	3,151,309
ION Trading Finance Limited
Term Loan, 4.25%, Maturing August 11, 2023	EUR	1,025	1,138,274
Term Loan, 4.25%, Maturing August 11, 2023		2,471	2,476,845
J.D. Power and Associates
Term Loan, 5.25%, Maturing September 7, 2023		2,000	2,022,500
KAR Auction Services, Inc.
Term Loan, 4.06%, Maturing March 11, 2021		2,647	2,666,531
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		2,325	2,331,176
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		1,073	1,096,136
Term Loan, Maturing October 4, 2023(4)		5,850	5,882,450
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		853	789,285
Monitronics International, Inc.
Term Loan, 6.00%, Maturing September 30, 2022		2,193	2,182,168
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020		1,290	1,293,894
Prime Security Services Borrower, LLC
Term Loan, 4.75%, Maturing May 2, 2022		2,120	2,137,175
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021		3,364	3,379,464
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019		3,227	3,213,455
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020		556	560,425
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.00%, Maturing September 2, 2021		1,154	1,161,501
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022		252	252,099

			$62,931,040

Cable and Satellite Television — 3.8%
Altice US Finance I Corporation
Term Loan, Maturing January 15, 2025(4)		1,175	$1,180,875
Block Communications, Inc.
Term Loan, 4.09%, Maturing November 7, 2021		221	222,020

7	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023		2,065	$2,079,536
CSC Holdings, LLC
Term Loan, 3.88%, Maturing October 11, 2024		3,566	3,582,877
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021		855	860,259
Numericable Group SA
Term Loan, 4.56%, Maturing July 31, 2022		371	371,714
Term Loan, 4.00%, Maturing July 31, 2023	EUR	693	770,032
Numericable U.S., LLC
Term Loan, 5.14%, Maturing January 15, 2024		821	827,031
Telenet International Finance S.a.r.l.
Term Loan, 4.36%, Maturing June 30, 2024		825	828,094
UPC Financing Partnership
Term Loan, 4.08%, Maturing August 31, 2024		3,275	3,295,878
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		2,629	2,642,293
Term Loan, 4.25%, Maturing June 30, 2023	GBP	1,475	1,814,168
Ziggo Secured Finance BV
Term Loan, 3.75%, Maturing August 31, 2024	EUR	2,050	2,267,111

			$20,741,888

Chemicals and Plastics — 7.6%
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		998	$999,171
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		3,087	3,113,764
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		479	474,245
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		505	509,162
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		550	548,625
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		146	145,609
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		883	881,186
GCP Applied Technologies, Inc.
Term Loan, 4.09%, Maturing February 3, 2022		547	552,722
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		2,200	2,218,034
Huntsman International, LLC
Term Loan, 3.75%, Maturing October 1, 2021		980	986,316
Term Loan, 4.25%, Maturing April 1, 2023		522	528,572

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Ineos Finance PLC
Term Loan, 4.25%, Maturing March 31, 2022	EUR	419	$466,405
Ineos Group Holdings S.A.
Term Loan, 4.00%, Maturing December 15, 2020	EUR	980	1,089,008
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		4,092	4,103,857
Term Loan, 4.25%, Maturing March 31, 2022		689	693,661
Kraton Polymers, LLC
Term Loan, 6.00%, Maturing January 6, 2022		2,550	2,571,782
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		293	288,844
MacDermid, Inc.
Term Loan, 5.50%, Maturing June 7, 2020		1,941	1,959,980
Term Loan, 5.00%, Maturing June 7, 2023		3,402	3,434,947
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		1,074	1,084,422
Orion Engineered Carbons GmbH
Term Loan, 3.75%, Maturing July 25, 2021	EUR	846	943,852
Term Loan, 3.84%, Maturing July 25, 2021		1,180	1,187,404
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		679	650,142
PolyOne Corporation
Term Loan, 3.50%, Maturing November 11, 2022		496	499,872
PQ Corporation
Term Loan, 5.75%, Maturing November 4, 2022		2,195	2,209,436
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021		294	293,673
Term Loan, 4.50%, Maturing July 31, 2021	EUR	956	1,062,449
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		66	66,318
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		374	375,800
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		321	322,877
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.50%, Maturing March 19, 2020		2,922	2,908,329
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		3,218	3,224,202
Zep, Inc.
Term Loan, 5.50%, Maturing June 27, 2022		1,333	1,338,124

			$41,732,790

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		1,994	$1,948,715

			$1,948,715

8	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Conglomerates — 0.7%
Bestway UK Holdco Limited
Term Loan, 4.77%, Maturing October 6, 2021	GBP	1,103	$1,354,599
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		2,757	2,584,417

			$3,939,016

Containers and Glass Products — 3.1%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		2,099	$2,105,216
Term Loan, 3.50%, Maturing January 6, 2021		612	613,112
Term Loan, 3.75%, Maturing October 1, 2022		964	968,377
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		1,474	1,489,040
Horizon Holdings III SAS
Term Loan, 4.50%, Maturing August 1, 2022	EUR	1,650	1,833,049
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		377	378,228
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		360	357,280
Reynolds Group Holdings, Inc.
Term Loan, 4.25%, Maturing February 5, 2023		5,360	5,378,623
SIG Combibloc Purchase Co. S.a.r.l.
Term Loan, 3.75%, Maturing March 13, 2022	EUR	1,970	2,185,141
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.00%, Maturing March 13, 2022		1,207	1,209,924
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		571	571,565

			$17,089,555

Cosmetics / Toiletries — 0.8%
Coty, Inc.
Term Loan, 3.03%, Maturing October 27, 2022		871	$872,257
Galleria Co.
Term Loan, 3.75%, Maturing January 26, 2023		1,725	1,737,917
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		1,559	1,559,250
Revlon Consumer Products Corporation
Term Loan, 4.25%, Maturing September 7, 2023		375	376,348

			$4,545,772

Drugs — 5.8%
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021		1,391	$1,398,193

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Alkermes, Inc.
Term Loan, 3.59%, Maturing September 25, 2021		361	$361,805
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		1,021	1,023,803
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019		3,151	3,168,550
Arbor Pharmaceuticals, Inc.
Term Loan, 6.00%, Maturing June 28, 2023		1,600	1,617,000
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		2,592	2,596,045
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022		2,605	2,604,906
Horizon Pharma, Inc.
Term Loan, 4.00%, Maturing May 7, 2021		1,210	1,208,175
Term Loan, Maturing October 18, 2021(4)		675	678,797
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022		6,688	6,694,473
Mallinckrodt International Finance S.A.
Term Loan, 3.34%, Maturing March 19, 2021		1,487	1,486,411
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.29%, Maturing October 20, 2018		1,351	1,348,783
Term Loan, 5.25%, Maturing December 11, 2019		1,028	1,029,265
Term Loan, 5.25%, Maturing August 5, 2020		3,031	3,031,969
Term Loan, 5.50%, Maturing April 1, 2022		3,428	3,433,435

			$31,681,610

Ecological Services and Equipment — 1.5%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019		2,987	$2,993,980
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020		3,262	3,270,654
GFL Environmental, Inc.
Term Loan, 3.75%, Maturing September 23, 2023		850	852,125
Term Loan, 4.60%, Maturing September 27, 2023	CAD	1,400	1,044,416

			$8,161,175

Electronics / Electrical — 13.2%
Answers Corporation
Term Loan, 0.00%, Maturing October 3, 2021(5)		2,071	$1,102,791
Applied Systems, Inc.
Term Loan, 4.00%, Maturing January 25, 2021		1,097	1,100,620
Avago Technologies Cayman Ltd.
Term Loan, 3.53%, Maturing February 1, 2023		6,980	7,060,727

9	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Avast Software B.V.
Term Loan, 5.00%, Maturing September 30, 2022	1,975	$1,994,256
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	691	673,673
CommScope, Inc.
Term Loan, 3.25%, Maturing December 29, 2022	916	921,927
Cypress Semiconductor Corporation
Term Loan, 6.50%, Maturing July 5, 2021	1,062	1,074,389
Deltek, Inc.
Term Loan, 5.00%, Maturing June 25, 2022	293	295,085
Term Loan - Second Lien, 9.50%, Maturing June 25, 2023	400	406,333
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	957	959,079
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	281	283,117
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	816	797,401
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	1,485	1,485,009
Term Loan, 4.50%, Maturing April 6, 2020	998	999,370
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	4,443	4,475,173
Hyland Software, Inc.
Term Loan, 4.75%, Maturing July 1, 2022	1,876	1,885,398
Term Loan - Second Lien, 8.25%, Maturing July 1, 2023	550	554,813
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	6,041	6,033,187
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	3,391	3,336,922
Lattice Semiconductor Corporation
Term Loan, 5.51%, Maturing March 10, 2021	564	560,839
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.63%, Maturing May 7, 2021	812	821,562
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	935	939,926
Term Loan, 4.50%, Maturing November 20, 2021	1,937	1,947,076
Magic Newco, LLC
Term Loan, 6.50%, Maturing December 12, 2018	1,344	1,347,914
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	1,226	1,230,772
Microsemi Corporation
Term Loan, 3.75%, Maturing January 15, 2023	566	571,331
MTS Systems Corporation
Term Loan, 5.00%, Maturing July 5, 2023	1,300	1,316,250

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
NXP B.V.
Term Loan, 3.41%, Maturing December 7, 2020	933	$937,402
ON Semiconductor Corporation
Term Loan, 3.78%, Maturing March 31, 2023	1,100	1,107,660
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	2,160	2,158,872
Term Loan - Second Lien, 8.00%, Maturing April 11, 2022	225	222,469
Rocket Software, Inc.
Term Loan, 5.25%, Maturing October 14, 2023	1,175	1,182,344
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	199	197,185
SkillSoft Corporation
Term Loan, 5.84%, Maturing April 28, 2021	4,228	3,770,451
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	207	208,994
Term Loan, 4.00%, Maturing July 8, 2022	1,702	1,717,295
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	1,807	1,811,276
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	2,001	2,008,913
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	855	847,097
Uber Technologies
Term Loan, 5.00%, Maturing July 13, 2023	2,725	2,740,328
Veritas US, Inc.
Term Loan, 6.63%, Maturing January 27, 2023	2,217	2,070,922
Vertafore, Inc.
Term Loan, 4.75%, Maturing June 30, 2023	2,300	2,311,679
Wall Street Systems Delaware, Inc.
Term Loan, 4.75%, Maturing August 23, 2023	1,147	1,152,029
Western Digital Corporation
Term Loan, 4.50%, Maturing April 29, 2023	1,975	2,000,356
Zebra Technologies Corporation
Term Loan, 4.09%, Maturing October 27, 2021	1,739	1,758,921

		$72,379,133

Financial Intermediaries — 4.2%
Americold Realty Operating Partnership L.P.
Term Loan, 5.75%, Maturing December 1, 2022	424	$430,562
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	1,961	1,925,437
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	1,525	1,493,230

10	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018		1,972	$1,979,142
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023		550	553,437
First Data Corporation
Term Loan, 4.27%, Maturing July 8, 2022		2,625	2,646,509
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021		898	893,788
Guggenheim Partners, LLC
Term Loan, 3.50%, Maturing July 21, 2023		1,150	1,154,641
Harbourvest Partners, LLC
Term Loan, 3.38%, Maturing February 4, 2021		678	674,187
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019(3)		234	217,344
MIP Delaware, LLC
Term Loan, 4.00%, Maturing March 9, 2020		297	297,491
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		122	122,164
Term Loan, 6.25%, Maturing September 4, 2018		665	666,383
Term Loan, 6.25%, Maturing September 4, 2018		728	729,319
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		814	815,538
Outerwall, Inc.
Term Loan, 5.25%, Maturing September 27, 2023		475	479,354
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		939	940,013
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		265	265,873
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		2,120	2,138,610
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		4,611	4,340,046

			$22,763,068

Food Products — 4.1%
AdvancePierre Foods, Inc.
Term Loan, 4.50%, Maturing June 2, 2023		2,337	$2,357,856
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		1,248	1,255,957
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	326	359,299
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		850	853,740

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		1,182	$1,100,153
Term Loan - Second Lien, 8.25%, Maturing August 18, 2021		1,500	1,165,001
Dole Food Company, Inc.
Term Loan, 4.56%, Maturing November 1, 2018		2,255	2,266,387
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021		759	754,854
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		862	862,584
Term Loan, 3.75%, Maturing September 18, 2020		1,528	1,527,750
Term Loan, 4.00%, Maturing October 30, 2022		670	669,929
Keurig Green Mountain, Inc.
Term Loan, 5.25%, Maturing March 3, 2023		912	925,601
NBTY, Inc.
Term Loan, 5.00%, Maturing May 5, 2023		3,716	3,730,086
Term Loan, 6.25%, Maturing May 5, 2023	GBP	998	1,236,107
Oak Tea, Inc.
Term Loan, 4.25%, Maturing July 2, 2022		1,785	1,786,938
R&R Ice Cream PLC
Term Loan, 3.00%, Maturing September 26, 2023	EUR	1,250	1,392,127

			$22,244,369

Food Service — 3.4%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021		4,652	$4,679,236
Centerplate, Inc.
Term Loan, 4.75%, Maturing November 26, 2019		997	993,468
Focus Brands, Inc.
Term Loan, 5.00%, Maturing October 3, 2023		375	378,672
Landry’s, Inc.
Term Loan, 4.00%, Maturing October 4, 2023		2,575	2,593,777
Manitowoc Foodservice, Inc.
Term Loan, 5.75%, Maturing March 3, 2023		1,539	1,564,136
NPC International, Inc.
Term Loan, 4.75%, Maturing December 28, 2018		1,623	1,629,512
P.F. Chang’s China Bistro, Inc.
Term Loan, 4.53%, Maturing July 2, 2019		399	394,213
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.59%, Maturing May 14, 2020		266	267,504
Weight Watchers International, Inc.
Term Loan, 4.07%, Maturing April 2, 2020		6,683	5,138,938
Yum! Brands, Inc.
Term Loan, 3.29%, Maturing June 16, 2023		973	983,504

			$18,622,960

11	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 2.6%
Albertsons, LLC
Term Loan, 4.50%, Maturing August 25, 2021	1,338	$1,348,992
Term Loan, 4.75%, Maturing December 21, 2022	1,496	1,512,242
Term Loan, 4.75%, Maturing June 22, 2023	3,747	3,787,505
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	1,450	1,457,024
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021	1,500	1,505,812
Supervalu, Inc.
Term Loan, 5.50%, Maturing March 21, 2019	4,421	4,439,094

		$14,050,669

Forest Products — 0.2%
Expera Specialty Solutions, LLC
Term Loan, Maturing October 27, 2023(4)	1,050	$1,039,500

		$1,039,500

Health Care — 12.8%
Acadia Healthcare Company, Inc.
Term Loan, 3.75%, Maturing February 11, 2022	246	$246,546
ADMI Corp.
Term Loan, 5.25%, Maturing April 30, 2022	321	323,746
Akorn, Inc.
Term Loan, 5.25%, Maturing April 16, 2021	836	846,367
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	1,587	1,583,177
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	1,196	1,151,828
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	587	587,325
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing August 4, 2021	1,033	1,033,043
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	763	768,170
Beaver-Visitec International, Inc.
Term Loan, 6.00%, Maturing August 21, 2023	800	798,000
BioClinica, Inc.
Term Loan, 5.25%, Maturing October 20, 2023	675	673,313
BSN Medical, Inc.
Term Loan, 4.00%, Maturing August 28, 2019	569	569,588
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	2,963	2,922,090
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	32	32,631

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
CHG Healthcare Services, Inc.
Term Loan, 4.75%, Maturing June 7, 2023	1,940	$1,953,417
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	2,564	2,444,674
Term Loan, 4.00%, Maturing January 27, 2021	2,728	2,592,350
Concentra, Inc.
Term Loan, 4.00%, Maturing June 1, 2022	496	496,365
Convatec, Inc.
Term Loan, Maturing October 10, 2023(4)	575	577,156
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 15, 2021	989	986,803
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	3,152	3,161,107
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	2,123	2,100,301
Envision Healthcare Corporation
Term Loan, 4.25%, Maturing May 25, 2018	1,957	1,962,040
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	89	89,980
Term Loan, 4.25%, Maturing August 30, 2020	293	294,393
Genoa, a QoL Healthcare Company, LLC
Term Loan, Maturing October 25, 2023(4)	600	600,938
Global Healthcare Exchange, LLC
Term Loan, 5.25%, Maturing August 15, 2022	1,064	1,073,596
Greatbatch Ltd.
Term Loan, 5.25%, Maturing October 27, 2022	2,639	2,606,940
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	1,584	1,577,638
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021	1,918	1,928,479
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	935	935,313
inVentiv Health, Inc.
Term Loan, 8.75%, Maturing May 15, 2018	544	545,017
Term Loan, 8.75%, Maturing May 15, 2018	3,007	3,016,325
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	1,466	1,469,299
Kinetic Concepts, Inc.
Term Loan, 5.00%, Maturing November 4, 2020	5,893	5,936,345
KUEHG Corp.
Term Loan, 5.25%, Maturing August 12, 2022	2,011	2,019,026
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	509	481,820
MPH Acquisition Holdings, LLC
Term Loan, 5.00%, Maturing June 7, 2023	2,296	2,325,531

12	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017		370	$350,280
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021		1,011	1,013,123
National Surgical Hospitals, Inc.
Term Loan, 4.50%, Maturing June 1, 2022		995	984,067
New Millennium Holdco, Inc.
Term Loan, 7.50%, Maturing December 21, 2020		502	319,746
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019		2,439	2,273,935
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020		2,077	1,923,553
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021		2,854	2,789,026
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020		987	993,484
Quality Care Properties, Inc.
Term Loan, Maturing September 12, 2022(4)		2,600	2,603,250
RadNet, Inc.
Term Loan, 4.77%, Maturing July 1, 2023		1,425	1,430,640
Select Medical Corporation
Term Loan, 6.00%, Maturing June 1, 2018		1,095	1,100,168
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022		693	693,000
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021		1,130	1,124,226

			$70,309,175

Home Furnishings — 0.3%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		1,461	$1,462,854

			$1,462,854

Industrial Equipment — 6.2%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		2,485	$2,454,179
Blount International, Inc.
Term Loan, 7.25%, Maturing April 12, 2023		1,147	1,162,181
Coherent Holding GmbH
Term Loan, Maturing July 18, 2023(4)	EUR	1,200	1,339,439
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		417	405,096
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		804	806,820

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
EWT Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021		914	$916,285
Term Loan, 5.50%, Maturing January 15, 2021		572	574,986
Filtration Group Corporation
Term Loan, Maturing November 21, 2020(4)		183	183,769
Term Loan, Maturing November 21, 2020(4)		417	417,009
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		4,164	4,051,424
Term Loan, 4.75%, Maturing July 30, 2020	EUR	388	418,550
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 6, 2021		5,864	5,783,946
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		2,955	2,956,856
Milacron, LLC
Term Loan, 4.25%, Maturing September 28, 2020		1,122	1,128,752
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		1,565	1,408,232
Paternoster Holding IV GmbH
Term Loan, 7.13%, Maturing February 10, 2022	EUR	900	985,505
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		4,272	4,283,767
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		816	815,521
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		286	260,922
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		1,161	1,135,280
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	1,544	1,694,908
Unifrax Corporation
Term Loan, 4.25%, Maturing November 28, 2018		964	958,869

			$34,142,296

Insurance — 4.8%
Alliant Holdings I, Inc.
Term Loan, 4.75%, Maturing August 12, 2022		1,876	$1,879,963
Term Loan, 5.25%, Maturing August 12, 2022		499	502,491
AmWINS Group, LLC
Term Loan, 4.75%, Maturing September 6, 2019		4,650	4,683,738
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022		943	950,066
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023		1,100	1,106,875

13	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	1,757	$1,761,630
Term Loan, 5.00%, Maturing August 4, 2022	4,979	5,009,993
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	2,300	2,313,416
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	1,860	1,575,970
Term Loan - Second Lien, 9.25%, Maturing June 10, 2020	1,000	827,200
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	2,741	2,741,935
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	2,708	2,712,304

		$26,065,581

Leisure Goods / Activities / Movies — 5.7%
AMC Entertainment, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	2,153	$2,169,785
Term Loan, Maturing December 15, 2023(4)	550	548,625
Ancestry.com Operations, Inc.
Term Loan, 5.25%, Maturing October 19, 2023	2,150	2,157,794
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing June 30, 2023	4,400	4,415,400
Bright Horizons Family Solutions, Inc.
Term Loan, 5.25%, Maturing January 30, 2020	866	869,634
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	421	422,591
ClubCorp Club Operations, Inc.
Term Loan, 4.00%, Maturing December 15, 2022	1,900	1,910,687
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	1,229	1,235,588
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	235	234,831
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	198	198,801
Term Loan, 5.50%, Maturing May 8, 2021	1,533	1,540,707
Live Nation Entertainment, Inc.
Term Loan, 3.34%, Maturing October 26, 2023	2,495	2,500,822
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	1,333	1,336,100
Match Group, Inc.
Term Loan, 5.50%, Maturing November 16, 2022	561	565,180
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	1,713	1,724,049

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019		961	$965,752
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.09%, Maturing May 14, 2020		1,724	1,702,732
Sonifi Solutions, Inc.
Term Loan, 6.75%, Maturing March 28, 2018(3)		1,076	430,206
SRAM, LLC
Term Loan, 4.01%, Maturing April 10, 2020		2,096	2,048,488
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019		1,974	1,929,704
UFC Holdings, LLC
Term Loan, 5.00%, Maturing August 18, 2023		1,425	1,439,546
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020		788	787,800

			$31,134,822

Lodging and Casinos — 5.2%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021		3,313	$3,315,476
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022		1,997	1,996,252
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020		152	153,310
Term Loan, 3.53%, Maturing September 15, 2023		825	831,806
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)		924	1,024,012
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020		639	643,996
ESH Hospitality, Inc.
Term Loan, 3.75%, Maturing August 30, 2023		1,300	1,309,750
Four Seasons Holdings, Inc.
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020		3,577	3,605,952
Gala Group Finance PLC
Term Loan, 4.74%, Maturing May 27, 2018	GBP	3,125	3,834,764
Golden Nugget, Inc.
Term Loan, 4.50%, Maturing November 21, 2019		129	130,214
Term Loan, 4.50%, Maturing November 21, 2019		300	303,832
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020		388	390,183
Term Loan, 3.17%, Maturing October 25, 2023		3,966	3,992,631
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021		772	771,522
MGM Growth Properties Operating Partnership L.P.
Term Loan, 4.00%, Maturing April 25, 2023		1,915	1,924,054

14	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	485	$485,000
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	2,776	2,794,680
Term Loan, 6.00%, Maturing October 1, 2021	483	485,624
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	364	364,659

		$28,357,717

Nonferrous Metals / Minerals — 2.4%
Alpha Natural Resources, LLC
Term Loan, 11.00%, Maturing July 25, 2019	300	$316,050
Arch Coal, Inc.
Term Loan, 10.00%, Maturing June 15, 2021	611	623,398
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	666	669,781
Fairmount Santrol, Inc.
Term Loan, 4.50%, Maturing September 5, 2019	2,975	2,836,025
Global Brass & Copper, Inc.
Term Loan, 5.25%, Maturing July 18, 2023	825	834,797
Murray Energy Corporation
Term Loan, 9.25%, Maturing April 16, 2017	295	295,743
Term Loan, 8.25%, Maturing April 16, 2020	1,929	1,790,882
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)	1,068	444,194
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	2,617	2,627,997
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	298	299,573
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	2,125	2,082,500
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)	533	213,031

		$13,033,971

Oil and Gas — 4.3%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	3,002	$1,576,290
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	1,791	1,674,840
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	800	808,171
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	956	950,723

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Crestwood Holdings, LLC
Term Loan, 9.00%, Maturing June 19, 2019	1,691	$1,589,126
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	335	237,787
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing October 1, 2018	1,027	947,407
Term Loan, 8.00%, Maturing August 31, 2020	550	482,625
Term Loan, 8.38%, Maturing September 30, 2020	727	586,975
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	973	583,858
Floatel International, Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	684	542,008
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	6,617	6,259,513
Paragon Offshore Finance Company
Term Loan, 5.25%, Maturing July 18, 2021	839	281,191
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(5)	1,850	448,625
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	3,217	1,825,498
Sheridan Investment Partners II L.P.
Term Loan, 4.34%, Maturing December 16, 2020	35	25,862
Term Loan, 4.34%, Maturing December 16, 2020	94	69,345
Term Loan, 4.34%, Maturing December 16, 2020	674	498,504
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	203	157,118
Term Loan, 4.25%, Maturing October 1, 2019	332	257,230
Term Loan, 4.25%, Maturing October 1, 2019	2,505	1,941,240
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	54	45,548
Tervita Corporation
Term Loan, 7.50%, Maturing May 15, 2018	1,543	1,532,365

		$23,321,849

Publishing — 3.0%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020(3)	334	$267,450
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	1,729	1,738,491
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,329	4,521,492

15	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	3,592	$3,576,083
LSC Communications, Inc.
Term Loan, 7.00%, Maturing September 26, 2022	1,250	1,243,750
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	592	562,458
Penton Media, Inc.
Term Loan, 6.25%, Maturing October 3, 2019	575	575,660
Press Ganey Holdings, Inc.
Term Loan, 4.25%, Maturing October 21, 2023	750	750,937
ProQuest, LLC
Term Loan, 5.75%, Maturing October 24, 2021	1,651	1,655,225
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	1,412	1,375,222

		$16,266,768

Radio and Television — 4.0%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	404	$399,511
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	1,945	1,764,205
CBS Radio, Inc.
Term Loan, 4.50%, Maturing October 17, 2023	1,325	1,333,903
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	4,137	2,875,086
Entercom Radio, LLC
Term Loan, 4.02%, Maturing November 23, 2018	327	328,089
Term Loan, Maturing October 25, 2023(4)	1,000	1,007,500
Gray Television, Inc.
Term Loan, 3.94%, Maturing June 13, 2021	245	246,577
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	595	586,819
iHeartCommunications, Inc.
Term Loan, 7.28%, Maturing January 30, 2019	2,132	1,624,174
Term Loan, 8.03%, Maturing July 30, 2019	364	278,695
Lions Gate Entertainment Corp.
Term Loan, Maturing October 12, 2023(4)	850	852,479
MGOC, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	1,250	1,251,823
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	625	626,884
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	708	710,897
Raycom TV Broadcasting, LLC
Term Loan, 3.75%, Maturing August 4, 2021	832	830,215

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Sinclair Television Group, Inc.
Term Loan, 3.00%, Maturing April 9, 2020		483	$484,700
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020		2,094	2,100,258
Term Loan, 4.00%, Maturing March 1, 2020		4,676	4,688,311

			$21,990,126

Retailers (Except Food and Drug) — 6.7%
B&M Retail Limited
Term Loan, 3.01%, Maturing May 21, 2019	GBP	350	$425,901
Term Loan, 3.51%, Maturing April 28, 2020	GBP	275	335,819
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020		2,328	2,331,443
CDW, LLC
Term Loan, 3.00%, Maturing August 4, 2023		4,802	4,823,852
Coinamatic Canada, Inc.
Term Loan, 4.25%, Maturing May 14, 2022		44	44,150
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		2,015	1,881,547
Dollar Tree, Inc.
Term Loan, 3.00%, Maturing July 6, 2022		660	667,888
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019		1,143	1,059,673
Harbor Freight Tools USA, Inc.
Term Loan, 4.14%, Maturing August 19, 2023		2,569	2,588,286
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021		2,927	2,257,770
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021		1,419	1,402,902
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 27, 2023		3,286	3,313,676
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020		2,187	2,015,638
Party City Holdings, Inc.
Term Loan, 4.20%, Maturing August 19, 2022		2,471	2,482,182
PetSmart, Inc.
Term Loan, 4.00%, Maturing March 11, 2022		4,679	4,693,371
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021		2,188	2,062,570
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021		513	456,737
Rent-A-Center, Inc.
Term Loan, 3.84%, Maturing March 19, 2021		428	397,831

16	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued))
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	2,499	$2,391,038
Vivid Seats, Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	900	889,875
Wilton Brands, LLC
Term Loan, 8.50%, Maturing August 30, 2018	423	368,686

		$36,890,835

Steel — 1.0%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	4,505	$4,507,414
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	360	357,826
Zekelman Industries, Inc.
Term Loan, 6.00%, Maturing June 14, 2021	598	604,361

		$5,469,601

Surface Transport — 0.5%
Hertz Corporation (The)
Term Loan, 3.50%, Maturing June 30, 2023	1,022	$1,030,197
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 31, 2017(2)	25	25,158
Term Loan, 4.00%, Maturing July 31, 2022	110	110,243
Term Loan, 4.00%, Maturing July 31, 2022	360	359,006
Stena International S.a.r.l.
Term Loan, 4.24%, Maturing March 3, 2021	1,536	1,316,798

		$2,841,402

Telecommunications — 3.7%
Consolidated Communications, Inc.
Term Loan, 4.00%, Maturing October 4, 2023	400	$403,000
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	7,550	7,233,844
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	2,142	2,040,612
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	672	678,211
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,735	1,594,953
Term Loan, 4.00%, Maturing April 23, 2019	1,942	1,785,363
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	6,537	6,551,031

		$20,287,014

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 2.8%
Calpine Construction Finance Company L.P.
Term Loan, 3.09%, Maturing May 3, 2020	1,016	$1,011,749
Term Loan, 3.34%, Maturing January 31, 2022	387	385,000
Calpine Corporation
Term Loan, 3.59%, Maturing May 27, 2022	3,135	3,146,336
Dayton Power & Light Company (The)
Term Loan, 4.00%, Maturing August 24, 2022	550	555,500
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	938	939,489
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 30, 2017	1,725	1,736,140
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	109	107,765
Term Loan, 5.00%, Maturing December 19, 2021	2,423	2,406,349
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 19, 2022	194	186,043
Lonestar Generation, LLC
Term Loan, 5.47%, Maturing February 22, 2021	1,302	1,139,343
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	2,740	2,397,774
TPF II Power, LLC
Term Loan, 5.00%, Maturing October 2, 2021	1,259	1,275,845

		$15,287,333

Total Senior Floating-Rate Loans (identified cost $761,787,699)		$745,202,967

Corporate Bonds & Notes — 9.3%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(6)	75	$73,312
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(6)	15	15,816
Orbital ATK, Inc.
5.25%, 10/1/21	45	46,687
TransDigm, Inc.
6.00%, 7/15/22	85	89,144
6.50%, 7/15/24	80	84,600

		$309,559

17	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,301
General Motors Financial Co., Inc.
4.75%, 8/15/17	70	71,768
3.25%, 5/15/18	10	10,182
ZF North America Capital, Inc.
4.50%, 4/29/22(6)	150	159,187

		$261,438

Beverage and Tobacco — 0.0%(7)
Constellation Brands, Inc.
6.00%, 5/1/22	105	$122,325
4.25%, 5/1/23	105	110,775

		$233,100

Brokerage / Securities Dealers / Investment Houses — 0.0%(7)
Alliance Data Systems Corp.
6.375%, 4/1/20(6)	55	$56,238

		$56,238

Building and Development — 0.1%
Builders FirstSource, Inc.
10.75%, 8/15/23(6)	18	$20,790
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(6)	50	54,625
HD Supply, Inc.
5.25%, 12/15/21(6)	40	42,650
Hillman Group, Inc. (The)
6.375%, 7/15/22(6)	75	69,937
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(6)	120	127,800
Standard Industries, Inc.
5.375%, 11/15/24(6)	75	77,812
6.00%, 10/15/25(6)	55	58,985
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	45	46,238
5.875%, 6/15/24	60	62,475
USG Corp.
5.875%, 11/1/21(6)	35	36,706
5.50%, 3/1/25(6)	5	5,344

		$603,362

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 0.0%(7)
FTI Consulting, Inc.
6.00%, 11/15/22		40	$42,150
ServiceMaster Co., LLC (The)
7.45%, 8/15/27		45	47,925
United Rentals North America, Inc.
7.625%, 4/15/22		14	14,963
6.125%, 6/15/23		15	15,788

			$120,826

Cable and Satellite Television — 0.6%
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22		155	$161,781
5.75%, 1/15/24		10	10,600
5.375%, 5/1/25(6)		95	97,850
5.75%, 2/15/26(6)		45	46,997
CSC Holdings, LLC
8.625%, 2/15/19		15	16,772
5.25%, 6/1/24		10	9,375
DISH DBS Corp.
6.75%, 6/1/21		120	129,226
5.875%, 7/15/22		30	31,200
5.875%, 11/15/24		20	20,213
IAC/InterActiveCorp
4.875%, 11/30/18		46	46,483
Virgin Media Secured Finance PLC
5.375%, 4/15/21(6)		833	862,678
6.00%, 4/15/21(6)	GBP	855	1,097,538
5.50%, 1/15/25(6)		550	565,812

			$3,096,525

Chemicals and Plastics — 0.8%
Hexion, Inc.
6.625%, 4/15/20		4,450	$3,916,000
Platform Specialty Products Corp.
10.375%, 5/1/21(6)		15	16,237
6.50%, 2/1/22(6)		60	58,500
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23(6)		15	15,975
Tronox Finance, LLC
6.375%, 8/15/20		130	117,325
7.50%, 3/15/22(6)		20	18,000
W.R. Grace & Co.
5.125%, 10/1/21(6)		30	32,025
5.625%, 10/1/24(6)		10	10,863

			$4,184,925

18	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Commercial Services — 0.0%(7)
CEB, Inc.
5.625%, 6/15/23(6)	15	$14,644

		$14,644

Conglomerates — 0.0%(7)
Belden, Inc.
5.50%, 9/1/22(6)	20	$20,550
Spectrum Brands, Inc.
6.625%, 11/15/22	30	32,268
5.75%, 7/15/25	70	76,125
TMS International Corp.
7.625%, 10/15/21(6)	55	45,650

		$174,593

Consumer Products — 0.0%(7)
Central Garden & Pet Co.
6.125%, 11/15/23	50	$53,875
HRG Group, Inc.
7.875%, 7/15/19	110	115,362

		$169,237

Containers and Glass Products — 0.9%
Berry Plastics Corp.
6.00%, 10/15/22	25	$26,609
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(6)	35	37,362
6.375%, 8/15/25(6)	15	16,491
Reynolds Group Holdings, Inc.
5.75%, 10/15/20	3,875	3,981,679
4.38%, 7/15/21(6)(8)	950	971,375

		$5,033,516

Distribution & Wholesale — 0.0%(7)
American Tire Distributors, Inc.
10.25%, 3/1/22(6)	50	$46,219

		$46,219

Diversified Financial Services — 0.0%(7)
Double Eagle Acquisition Sub, Inc.
7.50%, 10/1/24(6)	45	$46,463
Quicken Loans, Inc.
5.75%, 5/1/25(6)	20	19,850

		$66,313

Security	Principal Amount* (000’s omitted)	Value

Drugs — 0.1%
ConvaTec Finance International S.A.
8.25%, 1/15/19(6)(9)	200	$200,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(6)	140	141,120
Mallinckrodt International Finance S.A./Mallinckrodt CB, LLC
4.875%, 4/15/20(6)	30	30,337
5.625%, 10/15/23(6)	50	47,250
5.50%, 4/15/25(6)	30	27,863
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(6)	55	48,125
7.50%, 7/15/21(6)	50	44,187
5.625%, 12/1/21(6)	30	24,450
5.875%, 5/15/23(6)	90	69,750
6.125%, 4/15/25(6)	40	30,900

		$663,982

Ecological Services and Equipment — 0.0%(7)
Advanced Disposal Services, Inc.
8.25%, 10/1/20	50	$52,312
Clean Harbors, Inc.
5.25%, 8/1/20	50	51,025
5.125%, 6/1/21	25	25,656
Covanta Holding Corp.
5.875%, 3/1/24	25	24,438

		$153,431

Electric Utilities — 0.0%(7)
NRG Yield Operating, LLC
5.375%, 8/15/24	25	$25,625
5.00%, 9/15/26(6)	35	34,038

		$59,663

Electronics / Electrical — 0.4%
Anixter, Inc.
5.50%, 3/1/23	45	$47,531
CommScope, Inc.
4.375%, 6/15/20(6)	20	20,650
Infor (US), Inc.
5.75%, 8/15/20(6)	20	21,000
6.50%, 5/15/22	50	52,000
Informatica, LLC
7.125%, 7/15/23(6)	10	9,350

19	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Nuance Communications, Inc.
5.375%, 8/15/20(6)		45	$46,266
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23		65	68,413
Western Digital Corp.
7.375%, 4/1/23(6)		1,425	1,563,937
Zebra Technologies Corp.
7.25%, 10/15/22		100	108,250

			$1,937,397

Equipment Leasing — 0.1%
International Lease Finance Corp.
7.125%, 9/1/18(6)		350	$381,937

			$381,937

Financial Intermediaries — 0.3%
CIT Group, Inc.
5.50%, 2/15/19(6)		45	$47,531
5.375%, 5/15/20		10	10,713
First Data Corp.
6.75%, 11/1/20(6)		962	998,054
7.00%, 12/1/23(6)		155	163,331
5.00%, 1/15/24(6)		20	20,325
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
3.50%, 3/15/17		45	45,084
6.00%, 8/1/20		40	39,200
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(10)(11)		80	88,900
Navient Corp.
5.50%, 1/15/19		115	117,622
5.00%, 10/26/20		25	24,750

			$1,555,510

Financial Services — 0.0%(7)
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(6)		10	$11,228

			$11,228

Food Products — 0.4%
Dean Foods Co.
6.50%, 3/15/23(6)		45	$48,037
Iceland Bondco PLC
4.651%, 7/15/20(6)(8)	GBP	1,500	1,744,201

Security	Principal Amount* (000’s omitted)	Value

Food Products (continued)
Post Holdings, Inc.
6.75%, 12/1/21(6)	20	$21,425
6.00%, 12/15/22(6)	35	37,056
7.75%, 3/15/24(6)	35	38,640
8.00%, 7/15/25(6)	15	17,175
WhiteWave Foods Co. (The)
5.375%, 10/1/22	25	28,219

		$1,934,753

Food Service — 0.0%(7)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(6)	65	$67,275
6.00%, 4/1/22(6)	125	131,062
Yum! Brands, Inc.
5.30%, 9/15/19	10	10,813
3.75%, 11/1/21	15	15,469
3.875%, 11/1/23	5	4,981

		$229,600

Food / Drug Retailers — 0.0%(7)
Rite Aid Corp.
6.125%, 4/1/23(6)	115	$121,971

		$121,971

Health Care — 1.3%
Alere, Inc.
7.25%, 7/1/18	10	$10,181
6.50%, 6/15/20	35	35,627
6.375%, 7/1/23(6)	65	68,087
AmSurg Corp.
5.625%, 11/30/20	50	51,313
5.625%, 7/15/22	45	46,069
Capsugel S.A.
7.00%, 5/15/19(6)(9)	19	19,010
Centene Corp.
4.75%, 5/15/22	20	20,400
CHS/Community Health Systems, Inc.
5.125%, 8/15/18	2,190	2,162,844
7.125%, 7/15/20	120	97,800
DJO Finco, Inc./DJO Finance, LLC/DJO Finance Corp.
8.125%, 6/15/21(6)	25	23,063
HCA Holdings, Inc.
6.25%, 2/15/21	85	91,906

20	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc.
6.50%, 2/15/20	15	$16,641
4.75%, 5/1/23	1,050	1,095,937
5.875%, 2/15/26	25	26,313
Hill-Rom Holdings, Inc.
5.75%, 9/1/23(6)	25	26,375
Hologic, Inc.
5.25%, 7/15/22(6)	70	74,294
Opal Acquisition, Inc.
8.875%, 12/15/21(6)	60	49,200
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(6)	2,300	2,337,375
Surgical Care Affiliates, Inc.
6.00%, 4/1/23(6)	35	36,575
Teleflex, Inc.
5.25%, 6/15/24	20	20,800
Tenet Healthcare Corp.
6.00%, 10/1/20	55	58,437
4.375%, 10/1/21	600	600,000
8.125%, 4/1/22	95	93,337
6.75%, 6/15/23	10	9,200
WellCare Health Plans, Inc.
5.75%, 11/15/20	120	123,675

		$7,194,459

Home Furnishings — 0.0%(7)
Tempur Sealy International, Inc.
5.625%, 10/15/23	35	$36,400

		$36,400

Industrial Equipment — 0.0%(7)
BlueLine Rental Finance Corp.
7.00%, 2/1/19(6)	70	$61,425
Erickson Air-Crane, Inc., Promissory Note
6.00%, 11/2/20(3)(5)(12)	50	0
Vander Intermediate Holding II Corp.
9.75%, 2/1/19(6)(9)	47	24,079

		$85,504

Insurance — 0.1%
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(6)	40	$40,800
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(6)(9)	45	44,100

Security	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Hub International, Ltd.
7.875%, 10/1/21(6)	60	$61,650
USI, Inc.
7.75%, 1/15/21(6)	100	101,500

		$248,050

Internet Software & Services — 0.0%(7)
Netflix, Inc.
5.50%, 2/15/22	45	$48,938
5.875%, 2/15/25	55	61,050
Riverbed Technology, Inc.
8.875%, 3/1/23(6)	40	42,800

		$152,788

Leisure Goods / Activities / Movies — 0.2%
National CineMedia, LLC
6.00%, 4/15/22	790	$825,550
NCL Corp., Ltd.
5.25%, 11/15/19(6)	25	25,563
4.625%, 11/15/20(6)	45	45,787
Regal Entertainment Group
5.75%, 3/15/22	30	31,125
Royal Caribbean Cruises, Ltd.
7.25%, 3/15/18	50	53,750
Sabre GLBL, Inc.
5.375%, 4/15/23(6)	25	25,781
5.25%, 11/15/23(6)	40	41,250
Viking Cruises, Ltd.
8.50%, 10/15/22(6)	60	60,750
6.25%, 5/15/25(6)	40	36,800
Vista Outdoor, Inc.
5.875%, 10/1/23	35	36,929

		$1,183,285

Lodging and Casinos — 0.9%
Buffalo Thunder Development Authority
11.00%, 12/9/22(6)	224	$117,565
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)	2,100	2,168,250
9.00%, 2/15/20(5)	500	517,500
9.00%, 2/15/20(5)	1,175	1,204,375
ESH Hospitality, Inc.
5.25%, 5/1/25(6)	30	29,775

21	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	$80,344
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
5.625%, 10/15/21	110	113,309
MGM Resorts International
6.625%, 12/15/21	90	100,744
7.75%, 3/15/22	30	34,791
6.00%, 3/15/23	65	70,525
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	30,750
Station Casinos, LLC
7.50%, 3/1/21	55	57,909
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(5)(6)	310	124,000

		$4,649,837

Media — 0.2%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(6)	1,000	$1,040,000

		$1,040,000

Metals / Mining — 0.0%(7)
Eldorado Gold Corp.
6.125%, 12/15/20(6)	120	$121,800

		$121,800

Nonferrous Metals / Minerals — 0.1%
Imperial Metals Corp.
7.00%, 3/15/19(6)	25	$23,875
Kissner Milling Co., Ltd.
7.25%, 6/1/19(6)	95	98,325
New Gold, Inc.
6.25%, 11/15/22(6)	70	71,050
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp.
7.375%, 2/1/20	55	53,075

		$246,325

Oil and Gas — 0.6%
Antero Resources Corp.
6.00%, 12/1/20	15	$15,450
5.375%, 11/1/21	100	101,500
5.625%, 6/1/23	30	30,750

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(6)	10	$9,825
Bonanza Creek Energy, Inc.
6.75%, 4/15/21	70	42,875
Canbriam Energy, Inc.
9.75%, 11/15/19(6)	25	26,344
CITGO Petroleum Corp.
6.25%, 8/15/22(6)	700	719,250
Concho Resources, Inc.
5.50%, 4/1/23	240	246,720
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(6)	90	93,150
7.75%, 2/15/23(6)	60	64,350
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	130	120,900
Denbury Resources, Inc.
5.50%, 5/1/22	20	15,900
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(6)	95	97,137
8.125%, 9/15/23(6)	25	26,813
Energy Transfer Equity, L.P.
5.875%, 1/15/24	75	76,312
EP Energy, LLC/Everest Acquisition Finance, Inc.
7.75%, 9/1/22	65	44,525
Gulfport Energy Corp.
6.625%, 5/1/23	60	63,300
Matador Resources Co.
6.875%, 4/15/23	40	42,200
Newfield Exploration Co.
5.625%, 7/1/24	120	125,400
Noble Energy, Inc.
5.625%, 5/1/21	27	28,026
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	20	20,500
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	45	43,875
RSP Permian, Inc.
6.625%, 10/1/22	80	84,700
Sabine Pass Liquefaction, LLC
5.625%, 2/1/21	170	180,200
5.625%, 4/15/23	100	106,750
5.625%, 3/1/25	55	58,369
Sabine Pass LNG, L.P.
6.50%, 11/1/20	100	103,650

22	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Seven Generations Energy, Ltd.
8.25%, 5/15/20(6)	140	$149,100
6.75%, 5/1/23(6)	60	63,750
6.875%, 6/30/23(6)	25	26,688
Seventy Seven Energy, Inc.
6.50%, 7/15/22(5)	35	0
SM Energy Co.
6.125%, 11/15/22	25	25,250
6.50%, 1/1/23	80	80,000
Sunoco L.P./Sunoco Finance Corp.
6.375%, 4/1/23	45	46,237
Tesoro Corp.
5.375%, 10/1/22	90	92,812
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19	15	16,013
6.25%, 10/15/22	35	37,275
Triangle USA Petroleum Corp.
6.75%, 7/15/22(5)(6)	35	9,100
Williams Cos., Inc. (The)
4.55%, 6/24/24	5	5,113
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	10	10,266

		$3,150,375

Publishing — 0.1%
Laureate Education, Inc.
9.25%, 9/1/19(6)	540	$502,200
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(6)(9)	30	30,487
Tribune Media Co.
5.875%, 7/15/22	60	60,300

		$592,987

Radio and Television — 0.4%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$50,250
Series B, 6.50%, 11/15/22	90	92,160
iHeartCommunications, Inc.
9.00%, 12/15/19	953	726,662
11.25%, 3/1/21	45	34,313
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(6)	35	36,531
Sirius XM Radio, Inc.
6.00%, 7/15/24(6)	85	90,419

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Starz, LLC/Starz Finance Corp.
5.00%, 9/15/19	70	$70,963
Univision Communications, Inc.
6.75%, 9/15/22(6)	746	788,932
5.125%, 5/15/23(6)	30	30,600

		$1,920,830

Real Estate Investment Trusts (REITs) — 0.0%(7)
Communications Sales & Leasing, Inc./CSL Capital, LLC
8.25%, 10/15/23	10	$10,600

		$10,600

Retailers (Except Food and Drug) — 0.3%
Chinos Intermediate Holdings A, Inc.
7.75%, 5/1/19(6)(9)	36	$13,728
Dollar Tree, Inc.
5.25%, 3/1/20	45	46,800
5.75%, 3/1/23	105	111,956
Fresh Market, Inc. (The)
9.75%, 5/1/23(6)	1,175	1,004,625
Hot Topic, Inc.
9.25%, 6/15/21(6)	150	159,750
L Brands, Inc.
6.875%, 11/1/35	50	53,250
Michaels Stores, Inc.
5.875%, 12/15/20(6)	45	46,463
Murphy Oil USA, Inc.
6.00%, 8/15/23	135	142,763
Party City Holdings, Inc.
6.125%, 8/15/23(6)	65	69,306
PetSmart, Inc.
7.125%, 3/15/23(6)	80	83,900
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	50	52,250

		$1,784,791

Road & Rail — 0.0%(7)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)	45	$45,900

		$45,900

Software and Services — 0.0%(7)
IHS Markit, Ltd.
5.00%, 11/1/22(6)	60	$63,750

23	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Software and Services (continued)
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(6)(9)	65	$66,280

		$130,030

Steel — 0.0%(7)
ArcelorMittal
7.25%, 2/25/22	25	$28,500

		$28,500

Surface Transport — 0.0%(7)
Hertz Corp. (The)
6.25%, 10/15/22	40	$41,000
XPO Logistics, Inc.
6.50%, 6/15/22(6)	75	78,188

		$119,188

Technology — 0.0%(7)
Micron Technology, Inc.
5.25%, 8/1/23(6)	15	$14,775
5.625%, 1/15/26(6)	25	24,375

		$39,150

Telecommunications — 0.6%
Avaya, Inc.
9.00%, 4/1/19(6)	45	$37,575
CenturyLink, Inc.
6.75%, 12/1/23	40	41,250
CommScope Technologies Finance, LLC
6.00%, 6/15/25(6)	40	42,200
Frontier Communications Corp.
6.25%, 9/15/21	30	28,650
10.50%, 9/15/22	25	26,094
7.625%, 4/15/24	30	26,625
6.875%, 1/15/25	45	37,856
11.00%, 9/15/25	55	56,358
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20	120	90,600
7.50%, 4/1/21	5	3,700
Intelsat Luxembourg S.A.
7.75%, 6/1/21	75	24,750
8.125%, 6/1/23	90	30,150
Level 3 Financing, Inc.
5.375%, 1/15/24	25	25,500

Security	Principal Amount* (000’s omitted)		Value

Telecommunications (continued)
Sprint Communications, Inc.
7.00%, 8/15/20		655	$681,200
6.00%, 11/15/22		5	4,663
Sprint Corp.
7.25%, 9/15/21		60	61,575
7.875%, 9/15/23		250	247,500
7.625%, 2/15/25		45	43,411
T-Mobile USA, Inc.
6.25%, 4/1/21		40	41,750
6.633%, 4/28/21		50	52,344
6.731%, 4/28/22		20	21,000
6.625%, 4/1/23		40	42,607
6.375%, 3/1/25		35	37,603
6.50%, 1/15/26		115	127,075
Wind Acquisition Finance S.A.
4.938%, 4/30/19(6)(8)	EUR	500	564,171
6.50%, 4/30/20(6)		475	496,375
3.689%, 7/15/20(6)(8)	EUR	475	525,016

			$3,417,598

Utilities — 0.6%
AES Corp. (The)
5.50%, 3/15/24		25	$25,500
Calpine Corp.
5.375%, 1/15/23		50	49,750
7.875%, 1/15/23(6)		1,930	2,026,500
5.75%, 1/15/25		15	14,644
5.25%, 6/1/26(6)		1,050	1,068,375
Dynegy, Inc.
6.75%, 11/1/19		80	81,367
7.375%, 11/1/22		65	63,212
7.625%, 11/1/24		55	52,869

			$3,382,217

Total Corporate Bonds & Notes (identified cost $52,579,565)			$51,000,581

Asset-Backed Securities — 6.1%

Security		Principal Amount (000’s omitted)	Value

ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 6.23%, 7/15/27(6)(8)		$1,000	$903,211
Apidos CLO XIX
Series 2014-19A, Class E, 6.33%, 10/17/26(6)(8)		2,100	1,896,203

24	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Apidos CLO XVII
Series 2014-17A, Class C, 4.18%, 4/17/26(6)(8)	$1,000	$957,014
Series 2014-17A, Class D, 5.63%, 4/17/26(6)(8)	1,000	873,136
Apidos CLO XXI
Series 2015-21A, Class D, 6.432%, 7/18/27(6)(8)	1,000	893,563
Ares CLO, Ltd.
Series 2014-32A, Class D, 6.517%, 11/15/25(6)(8)	2,000	1,872,208
Series 2015-2A, Class E2, 5.952%, 7/29/26(6)(8)	1,000	890,848
Babson CLO, Ltd.
Series 2013-IA, Class D, 4.381%, 4/20/25(6)(8)	350	342,269
Series 2013-IA, Class E, 5.281%, 4/20/25(6)(8)	225	202,913
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 5.98%, 7/15/26(6)(8)	500	427,202
Carlyle Global Market Strategies CLO, Ltd.
Series 2012-3A, Class DR, 6.173%, 10/14/28(6)(8)	1,200	1,204,120
Series 2014-4A, Class E, 6.08%, 10/15/26(6)(8)	2,000	1,782,582
Series 2015-5A, Class D, 6.981%, 1/20/28(6)(8)	500	464,549
Cent CLO, L.P.
Series 2014-22A, Class D, 6.088%, 11/7/26(6)(8)	1,000	874,282
Cumberland Park CLO, Ltd.
Series 2015-2A, Class E, 5.881%, 7/20/26(6)(8)	1,975	1,747,146
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 6.767%, 8/15/28(6)(8)	1,000	923,458
Dryden XXVIII Senior Loan Fund
Series 2013-28A, Class B1L, 4.017%, 8/15/25(6)(8)	640	604,161
Series 2013-28A, Class B2L, 4.717%, 8/15/25(6)(8)	430	371,771
Galaxy CLO, Ltd.
Series 2015-21A, Class E1, 6.481%, 1/20/28(6)(8)	1,000	923,804
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class E, 6.528%, 5/5/27(6)(8)	2,000	1,805,476
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.381%, 4/20/25(6)(8)	450	433,391
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class E, 7.581%, 10/20/28(6)(8)	1,000	978,589
Octagon Investment Partners XVI Ltd.
Series 2013-1A, Class D, 4.23%, 7/17/25(6)(8)	925	900,687
Series 2013-1A, Class E, 5.38%, 7/17/25(6)(8)	1,125	1,003,828
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class E2, 7.38%, 7/15/27(6)(8)	2,000	1,939,626
Palmer Square CLO, Ltd.
Series 2015-2A, Class D, 6.331%, 7/20/27(6)(8)	1,200	1,081,373
Race Point CLO, Ltd.
Series 2012-7A, Class D, 5.038%, 11/8/24(6)(8)	1,750	1,750,179
Recette CLO, LLC
Series 2015-1A, Class E, 6.581%, 10/20/27(6)(8)	1,000	924,251
Schiller Park CLO, Ltd.
Series 2007-1A, Class D, 2.632%, 4/25/21(6)(8)	1,000	1,001,366

Security	Principal Amount (000’s omitted)	Value

Westcott Park CLO, Ltd.
Series 2016-1A, Class E, 7.896%, 7/20/28(6)(8)	$1,600	$1,580,310
Ziggurat CLO, Ltd.
Series 2014-1A, Class E, 5.88%, 10/17/26(6)(8)	2,000	1,678,614

Total Asset-Backed Securities (identified cost $33,856,726)		$33,232,130

Common Stocks — 0.9%

Security	Shares	Value

Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(12)(13)	55	$644,611

		$644,611

Automotive — 0.1%
Dayco Products, LLC(3)(12)(13)	18,702	$523,656

		$523,656

Business Equipment and Services — 0.1%
Education Management Corp.(3)(12)(13)	3,185,850	$2,230
RCS Capital Corp.(3)(12)(13)	59,826	448,695

		$450,925

Health Care — 0.0%(7)
New Millennium Holdco, Inc.(12)(13)	61,354	$138,046

		$138,046

Lodging and Casinos — 0.2%
Tropicana Entertainment, Inc.(12)(13)	35,670	$891,750

		$891,750

Nonferrous Metals/Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(12)(13)	704	$0

		$0

Oil and Gas — 0.0%(7)
Seventy Seven Energy, Inc.(12)(13)	55	$1,320
Southcross Holdings Group, LLC(3)(12)(13)	59	0
Southcross Holdings L.P., Class A(12)(13)	59	21,978

		$23,298

25	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

Security	Shares	Value

Publishing — 0.4%
ION Media Networks, Inc.(3)(12)(13)	3,990	$2,107,678
MediaNews Group, Inc.(3)(12)(13)	10,718	365,588
Nelson Education, Ltd.(3)(12)(13)	54,585	0

		$2,473,266

Total Common Stocks (identified cost $2,125,077)		$5,145,552

Convertible Preferred Stocks — 0.0%(7)

Security	Shares	Value

Business Equipment and Services — 0.0%(7)
Education Management Corp., Series A-1(3)(12)(13)	3,545	$993

Total Convertible Preferred Stocks (identified cost $250,194)		$993

Closed-End Funds — 2.1%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	99,936	$1,377,118
Invesco Senior Income Trust	483,234	2,121,397
Nuveen Credit Strategies Income Fund	365,228	3,075,220
Nuveen Floating Rate Income Fund	148,079	1,651,081
Nuveen Floating Rate Income Opportunity Fund	103,281	1,171,206
Voya Prime Rate Trust	396,676	2,106,350

Total Closed-End Funds (identified cost $12,168,732)		$11,502,372

Warrants — 0.0%(7)

Security	Shares	Value

Oil and Gas — 0.0%(7)
Seventy Seven Energy, Inc., Expires 8/1/21(12)(13)	301	$2,257

Total Warrants (identified cost $21,631)		$2,257

Miscellaneous — 0.0%(7)

Security	Principal Amount/ Shares	Value

Lodging and Casinos — 0.0%(7)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(6)(13)	$99,307	$50

		$50

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(13)	540,000	$0

		$0

Total Miscellaneous (identified cost $0)		$50

Short-Term Investments — 1.2%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 0.68%(14)	6,411,764	$6,413,047

Total Short-Term Investments (identified cost $6,412,522)		$6,413,047

Total Investments — 155.7% (identified cost $869,202,146)		$852,499,949

Less Unfunded Loan Commitments — (0.1)%		$(305,322)

Net Investments — 155.6% (identified cost $868,896,824)		$852,194,627

Other Assets, Less Liabilities — (38.1)%		$(208,651,816)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (17.5)%		$(95,922,522)

Net Assets Applicable to Common Shares — 100.0%		$547,620,289

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan

26	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Portfolio of Investments — continued

commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	This Senior Loan will settle after October 31, 2016, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2016, the aggregate value of these securities is $58,349,514 or 10.7% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2016.

(9)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2016.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	2,027,832	CAD	2,654,817	Goldman Sachs International	11/30/16	$48,174	$—
USD	1,070,920	CAD	1,400,000	HSBC Bank USA, N.A.	11/30/16	26,961	—
USD	1,407,234	EUR	1,250,000	Deutsche Bank AG	11/30/16	33,507	—
USD	4,498,790	EUR	3,971,214	State Street Bank and Trust Company	11/30/16	134,499	—
USD	9,443,063	EUR	8,366,763	HSBC Bank USA, N.A.	12/30/16	233,423	—
USD	9,036,508	GBP	6,941,389	Goldman Sachs International	12/30/16	527,845	—
USD	4,983,642	EUR	4,554,183	Goldman Sachs International	1/31/17	—	(36,798)
USD	3,342,851	GBP	2,741,311	State Street Bank and Trust Company	1/31/17	—	(19,600)

						$1,004,409	$(56,398)

Abbreviations:
DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

27	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Statement of Assets and Liabilities

Assets	October 31, 2016
Unaffiliated investments, at value (identified cost, $862,484,302)	$845,781,580
Affiliated investment, at value (identified cost, $6,412,522)	6,413,047
Cash	6,606,140
Restricted cash*	620,000
Foreign currency, at value (identified cost, $1,354,359)	1,356,150
Interest and dividends receivable	3,379,745
Receivable for investments sold	3,594,912
Receivable for open forward foreign currency exchange contracts	1,004,409
Prepaid upfront fees on notes payable	50,883
Prepaid expenses	24,974
Total assets	$868,831,840

Liabilities
Notes payable	$198,000,000
Cash collateral due to broker	620,000
Payable for investments purchased	25,477,233
Payable for open forward foreign currency exchange contracts	56,398
Payable to affiliates:
Investment adviser fee	536,108
Trustees’ fees	3,499
Accrued expenses	595,791
Total liabilities	$225,289,029
Auction preferred shares (3,836 shares outstanding) at liquidation value plus cumulative unpaid dividends	$95,922,522
Net assets applicable to common shares	$547,620,289

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,841,535 shares issued and outstanding	$368,415
Additional paid-in capital	623,584,604
Accumulated net realized loss	(62,662,962)
Accumulated undistributed net investment income	2,168,723
Net unrealized depreciation	(15,838,491)
Net assets applicable to common shares	$547,620,289

Net Asset Value Per Common Share
($547,620,289 ÷ 36,841,535 common shares issued and outstanding)	$14.86

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

28	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Statement of Operations

Investment Income	Year Ended October 31, 2016
Interest and other income	$44,380,369
Dividends	759,665
Interest allocated from/dividends from affiliated investment	38,026
Expenses allocated from affiliated investment	(1,051)
Total investment income	$45,177,009

Expenses
Investment adviser fee	$6,148,661
Trustees’ fees and expenses	42,540
Custodian fee	309,636
Transfer and dividend disbursing agent fees	18,459
Legal and accounting services	275,799
Printing and postage	68,695
Interest expense and fees	2,530,113
Preferred shares service fee	140,343
Miscellaneous	167,446
Total expenses	$9,701,692

Net investment income	$35,475,317

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(15,514,239)
Investment transactions in/allocated from affiliated investment	467
Foreign currency and forward foreign currency exchange contract transactions	2,835,661
Net realized loss	$(12,678,111)
Change in unrealized appreciation (depreciation) —
Investments	$29,161,764
Investments — affiliated investment	525
Foreign currency and forward foreign currency exchange contracts	705,530
Net change in unrealized appreciation (depreciation)	$29,867,819

Net realized and unrealized gain	$17,189,708

Distributions to preferred shareholders
From net investment income	$(707,565)

Discount on redemption and repurchase of auction preferred shares	$1,770,000

Net increase in net assets from operations	$53,727,460

29	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2016	2015
From operations —
Net investment income	$35,475,317	$34,727,739
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(12,678,111)	(409,270)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	29,867,819	(35,816,584)
Distributions to preferred shareholders —
From net investment income	(707,565)	(210,986)
Discount on redemption and repurchase of auction preferred shares	1,770,000	—
Net increase (decrease) in net assets from operations	$53,727,460	$(1,709,101)
Distributions to common shareholders —
From net investment income	$(34,667,884)	$(34,557,360)
Total distributions to common shareholders	$(34,667,884)	$(34,557,360)

Net increase (decrease) in net assets	$19,059,576	$(36,266,461)

Net Assets Applicable to Common Shares
At beginning of year	$528,560,713	$564,827,174
At end of year	$547,620,289	$528,560,713

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$2,168,723	$926,624

30	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2016
Net increase in net assets from operations	$53,727,460
Distributions to preferred shareholders	707,565
Discount on redemption and repurchase of auction preferred shares	(1,770,000)
Net increase in net assets from operations excluding distributions to preferred shareholders and discount on redemption and repurchase of auction preferred shares	$52,665,025
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(275,152,279)
Investments sold and principal repayments	315,889,294
Increase in short-term investments, net	(449,133)
Net amortization/accretion of premium (discount)	(1,956,728)
Amortization of prepaid upfront fees on notes payable	80,665
Increase in restricted cash	(620,000)
Decrease in interest and dividends receivable	625,365
Decrease in interest receivable from affiliated investment	1,419
Increase in receivable for open forward foreign currency exchange contracts	(490,663)
Decrease in prepaid expenses	7,505
Increase in cash collateral due to broker	620,000
Decrease in payable for open forward foreign currency exchange contracts	(191,856)
Decrease in payable to affiliate for investment adviser fee	(16,157)
Decrease in payable to affiliate for Trustees’ fees	(613)
Increase in accrued expenses	186,680
Increase in unfunded loan commitments	257,450
Net change in unrealized (appreciation) depreciation from investments	(29,162,289)
Net realized (gain) loss from investments	15,513,772
Net cash provided by operating activities	$77,807,457

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(34,667,884)
Liquidation of auction preferred shares	(33,630,000)
Cash distributions paid to preferred shareholders	(692,900)
Proceeds from notes payable	67,000,000
Repayments of notes payable	(77,000,000)
Payment of prepaid upfront fees on notes payable	(110,000)
Net cash used in financing activities	$(79,100,784)

Net decrease in cash*	$(1,293,327)

Cash at beginning of year(1)	$9,255,617

Cash at end of year(1)	$7,962,290

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$2,503,138

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $43,817.

(1)	Balance includes foreign currency, at value.

31	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Financial Highlights

Selected data for a common share outstanding during the years stated

	Year Ended October 31,
	2016		2015	2014	2013	2012
Net asset value — Beginning of year (Common shares)	$14.350		$15.330	$15.810	$15.630	$14.910

Income (Loss) From Operations
Net investment income(1)	$0.963		$0.943	$0.925	$1.009	$1.097
Net realized and unrealized gain (loss)	0.459		(0.979)	(0.414)	0.145	0.681
Distributions to preferred shareholders
From net investment income(1)	(0.019)		(0.006)	(0.004)	(0.006)	(0.006)
Discount on redemption and repurchase of auction preferred shares(1)	0.048		—	—	—	—

Total income (loss) from operations	$1.451		$(0.042)	$0.507	$1.148	$1.772

Less Distributions to Common Shareholders
From net investment income	$(0.941)		$(0.938)	$(0.987)	$(1.038)	$(1.052)

Total distributions to common shareholders	$(0.941)		$(0.938)	$(0.987)	$(1.038)	$(1.052)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—		$—	$—	$0.070	$—

Net asset value — End of year (Common shares)	$14.860		$14.350	$15.330	$15.810	$15.630

Market value — End of year (Common shares)	$14.150		$12.970	$14.050	$15.800	$16.250

Total Investment Return on Net Asset Value(2)	11.31	%(9)	0.15%	3.60%	7.98%	12.31%

Total Investment Return on Market Value(2)	17.27%		(1.24)%	(4.99)%	3.79%	19.66%

32	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Financial Highlights — continued

Selected data for a common share outstanding during the years stated

	Year Ended October 31,
Ratios/Supplemental Data	2016	2015	2014	2013	2012
Net assets applicable to common shares, end of year (000’s omitted)	$547,620	$528,561	$564,827	$582,523	$528,465
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.38%	1.39%	1.36%	1.37%	1.38%
Interest and fee expense(5)	0.49%	0.42%	0.40%	0.40%	0.42%
Total expenses(4)	1.87%	1.81%	1.76%	1.77%	1.80%
Net investment income	6.84%	6.27%	5.89%	6.38%	7.20%
Portfolio Turnover	35%	32%	35%	45%	54%
Senior Securities:
Total notes payable outstanding (in 000’s)	$198,000	$208,000	$210,000	$210,000	$175,000
Asset coverage per $1,000 of notes payable(6)	$4,250	$4,172	$4,315	$4,399	$4,770
Total preferred shares outstanding	3,836	5,252	5,252	5,252	5,252
Asset coverage per preferred share(7)	$71,584	$63,946	$66,374	$67,670	$68,133
Involuntary liquidation preference per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Interest and fee expense relates to the notes payable, primarily incurred to redeem the Trust’s APS (see Note 8).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 286%, 256%, 265%, 271% and 273% at October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(8)	Plus accumulated and unpaid dividends.

(9)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its APS at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 10.95%.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended October 31,
	2016	2015	2014	2013	2012
Expenses excluding interest and fees	0.88%	0.86%	0.86%	0.87%	0.87%
Interest and fee expense	0.31%	0.26%	0.25%	0.25%	0.27%
Total expenses	1.19%	1.12%	1.11%	1.12%	1.14%
Net investment income	4.34%	3.90%	3.70%	4.06%	4.54%

33	See Notes to Financial Statements.

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Trust’s investment in Cash Reserves Fund reflected the Trust’s proportionate interest in its net assets and the Trust recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

34

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2016, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2016, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

35

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on January 26, 2004 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset weekly for Series A and Series B, and approximately monthly for Series C and Series D by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 150% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

On August 25, 2016, the Trust announced a tender offer to purchase up to 27% of its outstanding APS at a price per share equal to 95% of the APS liquidation preference of $25,000 per share (or $23,750 per share), plus any accrued but unpaid APS dividends. The tender offer expired on September 23, 2016. The financing for the partial redemption of the Trust’s APS was provided by a committed financing arrangement (see Note 8). The number of APS redeemed pursuant to the tender offer and the redemption amount (excluding the final dividend payment) during the year ended October 31, 2016 and the number of APS issued and outstanding as of October 31, 2016 are as follows:

	APS Redeemed During the Period	Redemption Amount	APS Issued and Outstanding

Series A	354	$8,407,500	959
Series B	354	8,407,500	959
Series C	354	8,407,500	959
Series D	354	8,407,500	959

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at October 31, 2016, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at October 31, 2016	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.65%	$181,254	0.57%	0.18–0.78
Series B	0.65	181,254	0.57	0.18–0.78
Series C	0.65	171,028	0.54	0.18–0.65
Series D	0.72	174,029	0.54	0.18–0.72

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of October 31, 2016.

36

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2016 and October 31, 2015 was as follows:

	Year Ended October 31,
	2016	2015

Distributions declared from:
Ordinary income	$35,375,449	$34,768,346

During the year ended October 31, 2016, accumulated net realized loss was decreased by $62,409,817, accumulated undistributed net investment income was increased by $1,142,231 and paid-in capital was decreased by $63,552,048 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions, premium amortization, accretion of market discount and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$2,168,723
Capital loss carryforwards and deferred capital losses	$(61,175,067)
Net unrealized depreciation	$(17,326,386)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization and accretion of market discount.

At October 31, 2016, the Trust, for federal income tax purposes, had capital loss carryforwards of $45,791,514 and deferred capital losses of $15,383,553 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2017 ($33,311,438), October 31, 2018 ($11,668,372) and October 31, 2019 ($811,704) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2016, $15,383,553 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at October 31, 2016, as determined on a federal income tax basis, were as follows:

Aggregate cost	$870,384,719

Gross unrealized appreciation	$10,543,258
Gross unrealized depreciation	(28,733,350)

Net unrealized depreciation	$(18,190,092)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended October 31, 2016, the Trust’s investment adviser fee amounted to $6,148,661. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

37

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2016, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $288,114,356 and $311,194,178, respectively, for the year ended October 31, 2016.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended October 31, 2016 and October 31, 2015.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,084,905 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended October 31, 2016 and October 31, 2015, there were no shares sold by the Trust pursuant to its shelf offering.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended October 31, 2016 and October 31, 2015.

7  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2016 is included in the Portfolio of Investments. At October 31, 2016, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At October 31, 2016, the fair value of derivatives with credit-related contingent features in a net liability position was $56,398. At October 31, 2016, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion

38

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2016 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2016.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2016 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$1,004,409	$(56,398)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of October 31, 2016.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Deutsche Bank AG	$33,507	$—	$—	$—	$33,507
Goldman Sachs International	576,019	(36,798)	—	(539,221)	—
HSBC Bank USA, N.A.	260,384	—	(260,384)	—	—
State Street Bank and Trust Company	134,499	(19,600)	(114,899)	—	—

	$1,004,409	$(56,398)	$(375,283)	$(539,221)	$33,507

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(36,798)	$36,798	$—	$—	$—
State Street Bank and Trust Company	(19,600)	19,600	—	—	—

	$(56,398)	$56,398	$—	$—	$—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

39

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2016 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$2,864,378	$682,519

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2016, which is indicative of the volume of this derivative type, was approximately $37,658,000.

8  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $230 million ($220 million prior to September 21, 2016) pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through March 21, 2017, the Trust pays a commitment fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 22, 2016, the Trust paid an upfront fee of $110,000, which is being amortized to interest expense through March 21, 2017. The unamortized balance at October 31, 2016 is approximately $51,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2016, the Trust had borrowings outstanding under the Agreement of $198,000,000 at an interest rate of 1.31%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2016 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at October 31, 2016. For the year ended October 31, 2016, the average borrowings under the Agreement and the average interest rate (excluding fees) were $170,737,705 and 1.23%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

40

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Notes to Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2016, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$742,988,652	$1,908,993	$744,897,645
Corporate Bonds & Notes	—	51,000,581	0	51,000,581
Asset-Backed Securities	—	33,232,130	—	33,232,130
Common Stocks	893,070	160,024	4,092,458	5,145,552
Convertible Preferred Stocks	—	—	993	993
Closed-End Funds	11,502,372	—	—	11,502,372
Warrants	—	2,257	—	2,257
Miscellaneous	—	50	0	50
Short-Term Investments	—	6,413,047	—	6,413,047

Total Investments	$12,395,442	$833,796,741	$6,002,444	$852,194,627

Forward Foreign Currency Exchange Contracts	$—	$1,004,409	$—	$1,004,409

Total	$12,395,442	$834,801,150	$6,002,444	$853,199,036

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(56,398)	$—	$(56,398)

Total	$—	$(56,398)	$—	$(56,398)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2016 is not presented.

At October 31, 2016, there were no investments transferred between Level 1 and Level 2 during the year then ended.

12  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $3,470,000 (equal to 0.63% of net assets applicable to common shares at October 31, 2016). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

41

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the “Trust”), including the portfolio of investments, as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2016, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Floating-Rate Trust as of October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2016

42

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

43

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 18, 2016. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Cynthia E. Frost and Valerie A. Mosley as Class I Trustees of the Trust for a three-year term expiring in 2019.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston (Class I)	32,120,022	814,053
Cynthia E. Frost (Class I)	32,117,380	816,695
Valerie A. Mosley (Class I)	32,110,218	823,857

44

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

45

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Floating-Rate Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2016, Trust records indicate that there are 8 registered shareholders and approximately 18,609 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

46

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 176 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 176 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2019. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(3) 1954	Class II Trustee	Until 2017. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2019. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class III Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

47

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class I Trustee	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2017. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee(4)	Until 2018. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class III Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Class II Trustee(4)	Until 2017. Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (financial services cooperative) (2002-2006). Consistent with the Trustee retirement policy, Mr. Verni is currently expected to retire as a Trustee of all Eaton Vance funds effective July 1, 2017.

Directorships in the Last Five Years.(2) None.

48

Eaton Vance

Senior Floating-Rate Trust

October 31, 2016

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Scott E. Wennerholm(3) 1959	Class I Trustee	Until 2019. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	1996	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(4)	APS Trustee.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

49

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer and Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at
1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

50

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2025    10.31.16

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and its lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds.

D&T advised the Audit Committee of its conclusion that, in light of the facts surrounding its lending relationships, D&T’s objectivity and impartiality in the planning and conduct of the audits of the Funds financial statements will not be compromised, D&T is in a position to continue as the auditor for the Funds and no actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on the following considerations: (1) Deloitte Entity personnel responsible for managing the lending relationships have had no interactions with the audit engagement team; (2) the lending relationships are in good standing and the principal and interest payments are up-to-date; (3) the lending relationships are not significant to the Deloitte Entities or to D&T.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to the auditor independence issue described above. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Funds within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2015 and October 31, 2016 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/15	10/31/16
Audit Fees	$93,902	$95,704
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,387	$16,551
All Other Fees(3)	$0	$0

Total	$110,289	$112,255

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2015 and October 31, 2016; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/15	10/31/16
Registrant	$16,387	$16,551
Eaton Vance(1)	$46,000	$56,434

(1)	Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Ralph F. Verni (Chair), Scott E. Eston, George J. Gorman, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expect to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Peter M. Campo, Scott H. Page and Craig P. Russ comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Mr. Campo is a Vice President of EVM and has been a portfolio manager of the Trust since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Russ is a Vice President of EVM, has been a portfolio manager of the Trust since November 2003 and is Co-Director of EVM’s Floating-Rate Loan Group. Messrs. Campo, Page and Russ have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Peter M. Campo
Registered Investment Companies	1	$841.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott H. Page
Registered Investment Companies	13	$22,030.4	0	$0
Other Pooled Investment Vehicles	12	$8,685.4	1	$2.4
Other Accounts	8	$4,702.1	0	$0

Craig P. Russ
Registered Investment Companies	9	$17,496.9	0	$0
Other Pooled Investment Vehicles	4	$6,136.9	0	$0
Other Accounts	8	$4,702.1	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Peter M. Campo	$1 - $10,000
Scott H. Page	$100,001 - $500,000
Craig P. Russ	$10,001 - $50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 16, 2016

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	December 16, 2016